UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: May 6, 2010
DOLE FOOD COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Dole Drive
Westlake Village, California 91362
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (818) 879-6600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.
Item 2.02. Results of Operations and Financial Condition.
On May 10, 2010, Dole Food Company, Inc. issued a press release to report first quarter 2010 results and related matters. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit and the information set forth therein and herein are furnished to the Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and in Exhibit 99.1 to this Form 8-K shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.
Section 5. Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders
On May 6, 2010, Dole Food Company, Inc. held its Annual Meeting of Stockholders. An election was held to elect two directors to hold office for a term of three years. Andrew J. Conrad and Justin M. Murdock were re-elected as directors with the following vote results: Andrew J. Conrad, 69,287,774 votes for, 12,462,079 votes withheld and 2,464,830 broker non-votes; and Justine M. Murdock, 65,763,927 votes for, 15,985,926 votes withheld and 2,464,830 broker non-votes. In addition, the stockholders voted to ratify the appointment of Deloitte & Touche LLP as Dole’s independent registered public accounting firm for the fiscal year ending January 1, 2011 with the following vote results: 84,111,766 votes for ratification, 89,651 votes against and 13,266 abstentions.
Section 7. Regulation FD
Item 7.01. Regulation FD Disclosure
On May 10, 2010, Dole will host a previously announced conference call/webcast and slide presentation at 4:45 p.m. EDT, in connection with Dole’s May 10, 2010 filing of its Quarterly Report on Form 10-Q. As noted in the May 3, 2010 press release announcing the conference call/webcast and slide presentation, any interested party can listen to the call using the telephone numbers and passcode provided in the press release, and the webcast and slide presentation are available to the public on the website provided in the press release. The slide presentation attached hereto as Exhibit 99.2 is the slide presentation available on such website and will be discussed on the conference call/webcast and slide presentation.
Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

99.1	Press Release dated May 10, 2010.
99.2	Slide presentation to be discussed on publicly accessible May 10, 2010 conference call/webcast and slide presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 10, 2010	Dole Food Company, Inc. Registrant
	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Executive Vice President and Chief Financial Officer

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